UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2024
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MONGODB, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware		001-38240	26-1463205
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway,	38th Floor
New York,	NY		10019
(Address of Principal Executive Offices)			(Zip Code)
646-727-4092
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	MDB	The Nasdaq Stock Market LLC
(Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On October 16, 2024, MongoDB, Inc. (the “Company”), issued a notice of redemption (the “Redemption Notice”) for all $1,149,972,000 aggregate principal amount outstanding of its 0.25% Convertible Senior Notes due 2026 (the “Notes”), which were issued pursuant to an Indenture dated as of January 14, 2020 (the “Indenture”), between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Trustee. Pursuant to the Redemption Notice, on December 16, 2024 (the “Redemption Date”), the Company will redeem all Notes that have not been converted prior to such date at a redemption price in cash equal to 100% of the principal amount of such Notes, plus accrued and unpaid interest, from July 15, 2024 to, but excluding, the Redemption Date (the “Redemption Price”). On the Redemption Date, the Redemption Price will become due and payable upon each Note to be redeemed and interest thereon will cease to accrue on and after the Redemption Date.

The Notes called for redemption may be converted by holders at any time before 5:00 p.m. (New York City time) on December 13, 2024 (the “Conversion Deadline”). The Conversion Rate for Notes converted after the date of the Redemption Notice and prior to the Conversion Deadline will be equal to 4.9260 shares of Common Stock of the Company, par value $0.001 per share (the “Common Stock”), per $1,000 principal amount of the Notes, which includes an increase to the conversion rate of 0.1911 additional shares of Common Stock per $1,000 principal amount of the Notes as a result of the Notes being called for redemption. The conversion rate is subject to adjustment under certain circumstances as set forth in the Indenture. The Company has elected to settle any conversions occurring after the date of the Redemption Notice and prior to the Conversion Deadline by delivering Common Stock, plus cash in lieu of any resulting fractional shares (physical settlement).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONGODB, INC.

Dated: October 16, 2024	By:	/s/ Andrew Stephens
Name: Andrew Stephens Title: General Counsel and Secretary